Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS
MENLO PARK, Calif., July 23, 2025 — Robert Half Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2025.
For the three months ended June 30, 2025, net income was $41 million, or $0.41 per share, on revenues of $1.370 billion. For the three months ended June 30, 2024, net income was $68 million, or $0.66 per share, on revenues of $1.473 billion.
For the six months ended June 30, 2025, net income was $58 million, or $0.58 per share, on revenues of $2.722 billion. For the six months ended June 30, 2024, net income was $132 million, or $1.27 per share, on revenues of $2.948 billion.
“For the second quarter of 2025, global enterprise revenues were $1.370 billion, down 7 percent from last year’s second quarter both on a reported basis and on an adjusted basis. Elevated global economic uncertainty persisted throughout the quarter, extending client and job seeker caution, elongating decision cycles, and subduing hiring activity and new project starts. Revenue levels fell modestly during the first two months of the quarter, then stabilized at lower levels in June, which continued post-quarter into July,” said M. Keith Waddell, president and chief executive officer at Robert Half. “We are very well-positioned to capitalize on emerging opportunities and support our clients’ future talent and consulting needs through the strength of our industry-leading brand, our people, our technology, and our unique business model that includes both professional staffing and business consulting services.
“We’d like to thank our employees, who are our greatest asset and what differentiates us in the marketplace, for the significant company recognition we received in the second quarter. We are proud to have ranked number one on Forbes’ list of America’s Best Professional Recruiting Firms. We were also recognized by Forbes as one of America’s Best Temporary Staffing Firms and one of America’s Best Executive Recruiting Firms,” Waddell concluded.
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number is 888-394-8218 (+1-323-994-2093 outside the United States and Canada). The confirmation code to access the call is 1562597.
A recording of this call will be available for audio replay beginning at approximately 8 p.m. EDT on July 23 and ending after 12 months. To access the replay, visit https://webcasts.com/RobertHalfQ22025. The conference call also will be archived in audio format on the Company’s website at roberthalf.com.
Robert Half is the world’s first and largest specialized talent solutions and business consulting firm, connecting highly skilled job seekers with rewarding opportunities at great companies. We offer contract talent and permanent placement solutions in the fields of finance and accounting, technology, marketing and creative, legal, and administrative and customer support, and we also provide executive search services. Robert Half is the parent company of Protiviti®, a global consulting firm that delivers internal audit, risk, business and technology consulting solutions. In the past 12 months, Robert Half, including Protiviti, has been named one of the Fortune® World’s Most Admired Companies™ and 100 Best Companies to Work For.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the future operating results or financial positions of Robert Half Inc. (the “Company”). Forward-looking statements are not guarantees or promises that goals or targets will be met. These statements may be identified by words such as “anticipate,” “potential,” “estimate,” “forecast,” “target,” “project,” “plan,” “intend,” “believe,” “expect,” “should,” “could,” “would,” “may,” “might,” “will,” or variations or negatives thereof or by similar or comparable words or phrases. In addition, historical, current and forward-looking information about the Company’s corporate responsibility and compliance programs, including targets or goals, may not be considered material for the Securities and Exchange Commission (“SEC”) or other mandatory reporting purposes and may be based on standards for measuring progress that are still developing; on internal controls, diligence or processes that are evolving; on representations reviewed or provided by third parties; and on assumptions that are subject to change in the future. Forward-looking statements are estimates only and are based on management’s current expectations, currently available information and current strategy, plans or forecasts, and involve certain known and unknown risks, uncertainties and assumptions that are difficult to predict, often beyond our control and are inherently uncertain. Forward-looking statements are subject to risks and uncertainties that could cause actual results and outcomes, or the timing of these results or outcomes, to differ materially from those expressed or implied in the statements.
These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of United States of America (“U.S.”) or international tax regulations; the global financial and economic situation; changes in levels of unemployment and other economic conditions in the U.S. or foreign countries where the Company does business, or in particular regions or industries; reduction in the supply of candidates for contract employment or the Company’s ability to attract candidates; the development, proliferation and adoption of artificial intelligence (“AI”) by the Company and the third parties it serves; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the Company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the Company’s services, or the Company’s ability to maintain its margins; the possibility of the Company incurring liability for its activities, including the activities of its engagement professionals, or for events impacting its engagement professionals on clients’ premises; the possibility that adverse publicity could impact the Company’s ability to attract and retain clients and candidates; the success of the Company in attracting, training and retaining qualified management personnel and other staff employees; the Company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the Company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the Company’s SEC filings; the impact of extreme weather conditions on the Company and its candidates and clients; the ability of the Company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the Company will incur as a result of health care or other reform legislation may adversely affect the Company’s profit margins or the demand for the Company’s services; the possibility that the Company’s computer and communications hardware and software systems could be damaged or their service interrupted or that the Company could experience a cybersecurity breach; and the possibility that the Company may fail to maintain adequate financial and management controls, and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for broad-based consulting, regulatory compliance, technology services, public sector or other high-demand advisory services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
A summary of additional risks and uncertainties can be found in the Annual Report on Form 10-K for the year ended December 31, 2024, and in the Company’s other filings with the U.S. Securities and Exchange Commission.
Because long-term contracts are not a significant part of the Company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. Except as required by law, the Company undertakes no obligation to update information in this report, whether as a result of new information, future events, or otherwise, and notwithstanding any historical practice of doing so.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(Unaudited)		(Unaudited)

Service revenues	$1,369,743	$1,472,524	$2,721,650	$2,948,461
Costs of services	860,269	895,845	1,713,131	1,808,985

Gross margin	509,474	576,679	1,008,519	1,139,476

Selling, general and administrative expenses	507,934	501,136	968,097	1,023,035
Operating income	1,540	75,543	40,422	116,441
Income from investments held in employee deferred compensation trusts (which is completely offset by related costs and expenses)	(57,654)	(15,733)	(37,483)	(59,109)
Interest income, net	(2,239)	(5,186)	(5,811)	(11,599)
Income before income taxes	61,433	96,462	83,716	187,149
Provision for income taxes	20,465	28,306	25,398	55,292

Net income	$40,968	$68,156	$58,318	$131,857

Diluted net income per share	$0.41	$0.66	$0.58	$1.27

Weighted average shares:
Basic	100,410	103,151	100,537	103,469
Diluted	100,539	103,328	100,776	103,864

ROBERT HALF INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2025	2024	2025	2024
	(Unaudited)		(Unaudited)
SERVICE REVENUES INFORMATION
Contract talent solutions
Finance and accounting	$555,626	$623,120	$1,118,559	$1,265,090
Administrative and customer support	165,591	190,344	331,218	390,276
Technology	158,403	157,899	310,945	315,869
Elimination of intersegment revenues (1)	(119,812)	(116,466)	(237,709)	(229,280)
Total contract talent solutions	759,808	854,897	1,523,013	1,741,955
Permanent placement talent solutions	114,713	131,063	226,804	255,830
Protiviti	495,222	486,564	971,833	950,676
Total service revenues	$1,369,743	$1,472,524	$2,721,650	$2,948,461
(1) Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to the Company’s Protiviti segment in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line.

	June 30,
	2025	2024
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$380,547	$547,370
Accounts receivable, net	$826,872	$893,467
Total assets	$2,832,196	$2,937,749
Total current liabilities	$1,322,626	$1,263,264
Total stockholders’ equity	$1,311,918	$1,480,155

	Six Months Ended June 30,
	2025	2024
	(Unaudited)
SELECTED CASH FLOW INFORMATION:
Depreciation	$25,608	$25,520
Capitalized cloud computing implementation costs	$13,217	$15,557
Capital expenditures	$27,573	$24,174
Open market repurchases of common stock (shares)	1,128	1,660

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the SEC. To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with the following non-GAAP measures: adjusted gross margin; adjusted selling, general and administrative expenses; adjusted operating income; and adjusted revenue growth rates.
The following measures: adjusted gross margin, adjusted selling, general and administrative expenses and adjusted operating income, include gains and losses on investments held to fund the Company’s obligations under employee deferred compensation plans. The Company provides these measures because they are used by management to review its operational results.
Adjusted revenue growth rates represent year-over-year revenue growth rates after removing the impacts on reported revenues from the changes in the number of billing days and foreign currency exchange rates. The Company provides this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The impacts from the changes in billing days and foreign currency exchange rates are calculated as follows:
•Billing days impact is calculated by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all functional specializations and segments.
•Foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED GROSS MARGIN (UNAUDITED):
(in thousands)

	Three Months Ended June 30,				Relationships				Six Months Ended June 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Gross Margin
Contract talent solutions	$297,367	$336,161	$297,367	$336,161	39.1%	39.3%	39.1%	39.3%	$594,300	$686,731	$594,300	$686,731	39.0%	39.4%	39.0%	39.4%
Permanent placement talent solutions	114,551	130,801	114,551	130,801	99.9%	99.8%	99.9%	99.8%	226,412	255,349	226,412	255,349	99.8%	99.8%	99.8%	99.8%
Total talent solutions	411,918	466,962	411,918	466,962	47.1%	47.4%	47.1%	47.4%	820,712	942,080	820,712	942,080	46.9%	47.2%	46.9%	47.2%
Protiviti	97,556	109,717	110,357	112,947	19.7%	22.5%	22.3%	23.2%	187,807	197,396	196,569	208,983	19.3%	20.8%	20.2%	22.0%
Total	$509,474	$576,679	$522,275	$579,909	37.2%	39.2%	38.1%	39.4%	$1,008,519	$1,139,476	$1,017,281	$1,151,063	37.1%	38.6%	37.4%	39.0%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the three months ended June 30, 2025 and 2024:

	Three Months Ended June 30, 2025										Three Months Ended June 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$297,367	39.1%	$114,551	99.9%	$411,918	47.1%	$97,556	19.7%	$509,474	37.2%	$336,161	39.3%	$130,801	99.8%	$466,962	47.4%	$109,717	22.5%	$576,679	39.2%
Adjustments (1)	—	—	—	—	—	—	12,801	2.6%	12,801	0.9%	—	—	—	—	—	—	3,230	0.7%	3,230	0.2%
As Adjusted	$297,367	39.1%	$114,551	99.9%	$411,918	47.1%	$110,357	22.3%	$522,275	38.1%	$336,161	39.3%	$130,801	99.8%	$466,962	47.4%	$112,947	23.2%	$579,909	39.4%
The following tables provide reconciliations of the non-GAAP adjusted gross margin to reported gross margin for the six months ended June 30, 2025 and 2024:

	Six Months Ended June 30, 2025										Six Months Ended June 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Gross Margin
As Reported	$594,300	39.0%	$226,412	99.8%	$820,712	46.9%	$187,807	19.3%	$1,008,519	37.1%	$686,731	39.4%	$255,349	99.8%	$942,080	47.2%	$197,396	20.8%	$1,139,476	38.6%
Adjustments (1)	—	—	—	—	—	—	8,762	0.9%	8,762	0.3%	—	—	—	—	—	—	11,587	1.2%	11,587	0.4%
As Adjusted	$594,300	39.0%	$226,412	99.8%	$820,712	46.9%	$196,569	20.2%	$1,017,281	37.4%	$686,731	39.4%	$255,349	99.8%	$942,080	47.2%	$208,983	22.0%	$1,151,063	39.0%
(1)Changes in the Company’s employee deferred compensation plan obligations related to Protiviti operations are included in costs of services, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED SELLING, GENERAL AND ADMINISTRATIVE EXPENSES (UNAUDITED):
(in thousands)

	Three Months Ended June 30,				Relationships				Six Months Ended June 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Selling, General and Administrative Expenses
Contract talent solutions	$318,871	$308,886	$278,944	$298,015	42.0%	36.1%	36.7%	34.9%	$595,083	$640,474	$569,186	$598,467	39.1%	36.8%	37.4%	34.4%
Permanent placement talent solutions	111,218	116,285	106,292	114,653	97.0%	88.7%	92.7%	87.5%	217,353	232,861	214,529	227,346	95.8%	91.0%	94.6%	88.9%
Total talent solutions	430,089	425,171	385,236	412,668	49.2%	43.1%	44.1%	41.9%	812,436	873,335	783,715	825,813	46.4%	43.7%	44.8%	41.3%
Protiviti	77,845	75,965	77,845	75,965	15.7%	15.6%	15.7%	15.6%	155,661	149,700	155,661	149,700	16.0%	15.7%	16.0%	15.7%
Total	$507,934	$501,136	$463,081	$488,633	37.1%	34.0%	33.8%	33.2%	$968,097	$1,023,035	$939,376	$975,513	35.6%	34.7%	34.5%	33.1%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the three months ended June 30, 2025 and 2024:

	Three Months Ended June 30, 2025										Three Months Ended June 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$318,871	42.0%	$111,218	97.0%	$430,089	49.2%	$77,845	15.7%	$507,934	37.1%	$308,886	36.1%	$116,285	88.7%	$425,171	43.1%	$75,965	15.6%	$501,136	34.0%
Adjustments (1)	(39,927)	(5.3%)	(4,926)	(4.3%)	(44,853)	(5.1%)	—	—	(44,853)	(3.3%)	(10,871)	(1.2%)	(1,632)	(1.2%)	(12,503)	(1.2%)	—	—	(12,503)	(0.8%)
As Adjusted	$278,944	36.7%	$106,292	92.7%	$385,236	44.1%	$77,845	15.7%	$463,081	33.8%	$298,015	34.9%	$114,653	87.5%	$412,668	41.9%	$75,965	15.6%	$488,633	33.2%
The following tables provide reconciliations of the non-GAAP adjusted selling, general and administrative expenses to reported selling, general and administrative expenses for the six months ended June 30, 2025 and 2024:

	Six Months Ended June 30, 2025										Six Months Ended June 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Selling, General and Administrative Expenses
As Reported	$595,083	39.1%	$217,353	95.8%	$812,436	46.4%	$155,661	16.0%	$968,097	35.6%	$640,474	36.8%	$232,861	91.0%	$873,335	43.7%	$149,700	15.7%	$1,023,035	34.7%
Adjustments (1)	(25,897)	(1.7%)	(2,824)	(1.2%)	(28,721)	(1.6%)	—	—	(28,721)	(1.1%)	(42,007)	(2.4%)	(5,515)	(2.1%)	(47,522)	(2.4%)	—	—	(47,522)	(1.6%)
As Adjusted	$569,186	37.4%	$214,529	94.6%	$783,715	44.8%	$155,661	16.0%	$939,376	34.5%	$598,467	34.4%	$227,346	88.9%	$825,813	41.3%	$149,700	15.7%	$975,513	33.1%
(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in selling, general and administrative expenses, while the related investment income is presented separately. The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
ADJUSTED OPERATING INCOME (UNAUDITED):
(in thousands)

	Three Months Ended June 30,				Relationships				Six Months Ended June 30,				Relationships
	As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted		As Reported		As Adjusted
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
Operating income (loss)
Contract talent solutions	$(21,504)	$27,275	$18,423	$38,146	(2.8%)	3.2%	2.4%	4.5%	$(783)	$46,257	$25,114	$88,264	(0.1%)	2.7%	1.6%	5.1%
Permanent placement talent solutions	3,333	14,516	8,259	16,148	2.9%	11.1%	7.2%	12.3%	9,059	22,488	11,883	28,003	4.0%	8.8%	5.2%	10.9%
Total talent solutions	(18,171)	41,791	26,682	54,294	(2.1%)	4.2%	3.1%	5.5%	8,276	68,745	36,997	116,267	0.5%	3.4%	2.1%	5.8%
Protiviti	19,711	33,752	32,512	36,982	4.0%	6.9%	6.6%	7.6%	32,146	47,696	40,908	59,283	3.3%	5.0%	4.2%	6.2%
Total	$1,540	$75,543	$59,194	$91,276	0.1%	5.1%	4.3%	6.2%	$40,422	$116,441	$77,905	$175,550	1.5%	3.9%	2.9%	6.0%

The following tables provide reconciliations of the non-GAAP adjusted operating income to reported operating income (loss) for the three months ended June 30, 2025 and 2024:

	Three Months Ended June 30, 2025										Three Months Ended June 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Operating income (loss)
As Reported	$(21,504)	(2.8%)	$3,333	2.9%	$(18,171)	(2.1%)	$19,711	4.0%	$1,540	0.1%	$27,275	3.2%	$14,516	11.1%	$41,791	4.2%	$33,752	6.9%	$75,543	5.1%
Adjustments (1)	39,927	5.2%	4,926	4.3%	44,853	5.2%	12,801	2.6%	57,654	4.2%	10,871	1.3%	1,632	1.2%	12,503	1.3%	3,230	0.7%	15,733	1.1%
As Adjusted	$18,423	2.4%	$8,259	7.2%	$26,682	3.1%	$32,512	6.6%	$59,194	4.3%	$38,146	4.5%	$16,148	12.3%	$54,294	5.5%	$36,982	7.6%	$91,276	6.2%

The following tables provide reconciliations of the non-GAAP adjusted operating income (loss) to reported operating income for the six months ended June 30, 2025 and 2024:

	Six Months Ended June 30, 2025										Six Months Ended June 30, 2024
	Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total		Contract talent solutions		Permanent placement talent solutions		Total talent solutions		Protiviti		Total
	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue	$	% of Revenue
Operating income (loss)
As Reported	$(783)	(0.1%)	$9,059	4.0%	$8,276	0.5%	$32,146	3.3%	$40,422	1.5%	$46,257	2.7%	$22,488	8.8%	$68,745	3.4%	$47,696	5.0%	$116,441	3.9%
Adjustments (1)	25,897	1.7%	2,824	1.2%	28,721	1.6%	8,762	0.9%	37,483	1.4%	42,007	2.4%	5,515	2.1%	47,522	2.4%	11,587	1.2%	59,109	2.1%
As Adjusted	$25,114	1.6%	$11,883	5.2%	$36,997	2.1%	$40,908	4.2%	$77,905	2.9%	$88,264	5.1%	$28,003	10.9%	$116,267	5.8%	$59,283	6.2%	$175,550	6.0%

(1)Changes in the Company’s employee deferred compensation plan obligations related to talent solutions operations are included in operating income (loss). The non-GAAP financial adjustments shown in the table above are to reclassify investment income from investments held in employee deferred compensation trusts to the same line item that includes the corresponding change in obligation. These adjustments have no impact on income before income taxes.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2024				2025		2024				2025
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Finance and accounting	-17.5	-13.6	-9.2	-9.5	-12.3	-10.8	-17.0	-13.5	-10.5	-9.8	-10.0	-10.8
Administrative and customer support	-8.9	-9.8	-9.2	-8.8	-17.2	-13.0	-8.3	-9.8	-10.8	-9.4	-15.2	-13.3
Technology	-18.6	-13.1	-6.1	-3.5	-3.4	0.3	-17.8	-13.1	-7.6	-4.1	-1.3	0.4
Elimination of intersegment revenues (1)	-10.3	1.4	21.6	18.9	4.5	2.9	-9.9	1.3	19.4	17.8	6.8	2.5
Total contract talent solutions	-16.7	-14.5	-11.9	-11.5	-14.0	-11.1	-16.2	-14.4	-13.2	-11.8	-11.8	-11.1
Permanent placement talent solutions	-20.4	-12.2	-11.9	-11.1	-10.2	-12.5	-19.8	-12.0	-13.2	-11.4	-7.8	-12.6
Total talent solutions	-17.2	-14.2	-11.9	-11.4	-13.5	-11.3	-16.7	-14.0	-13.2	-11.7	-11.3	-11.3
Protiviti	-6.1	-0.9	6.4	5.3	2.7	1.8	-5.4	-0.9	4.5	4.5	4.7	1.5
Total	-14.0	-10.2	-6.3	-6.1	-8.4	-7.0	-13.4	-10.1	-7.7	-6.6	-6.2	-7.1

United States
Contract talent solutions	-19.1	-15.7	-12.4	-10.3	-11.8	-10.7	-18.6	-15.8	-13.7	-11.2	-10.7	-10.7
Permanent placement talent solutions	-19.3	-11.5	-9.0	-9.6	-8.5	-13.2	-18.7	-11.7	-10.4	-10.4	-7.3	-13.2
Total talent solutions	-19.1	-15.2	-12.0	-10.2	-11.4	-11.0	-18.6	-15.3	-13.3	-11.1	-10.3	-11.0
Protiviti	-4.8	3.3	9.3	6.6	2.3	-0.7	-4.2	3.1	7.6	5.6	3.6	-0.7
Total	-14.9	-9.6	-5.2	-4.7	-6.9	-7.4	-14.3	-9.7	-6.7	-5.7	-5.7	-7.4

International
Contract talent solutions	-8.4	-10.0	-10.6	-15.2	-20.7	-12.5	-7.5	-9.4	-11.7	-13.9	-16.2	-12.9
Permanent placement talent solutions	-23.2	-13.8	-18.6	-14.7	-14.5	-10.6	-22.1	-13.0	-19.8	-13.7	-10.1	-11.2
Total talent solutions	-10.8	-10.7	-11.9	-15.1	-19.8	-12.2	-9.9	-10.0	-13.0	-13.9	-15.3	-12.6
Protiviti	-11.3	-16.2	-5.6	0.2	4.4	13.1	-10.1	-15.9	-8.1	-0.4	7.9	10.7
Total	-10.9	-12.2	-10.2	-10.9	-13.6	-5.3	-10.0	-11.6	-11.7	-10.2	-9.4	-6.3
(1)Service revenues for finance and accounting, administrative and customer support, and technology include intersegment revenues, which represent revenues from services provided to Protiviti in connection with the Company’s blended business solutions. Intersegment revenues for each functional specialization are aggregated and then eliminated as a single line item.
The non-GAAP financial measures included in the table above adjust for the following items:
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates the billing day impact by dividing each comparative period’s reported revenues by the number of billing days for that period to arrive at a per billing day amount. Same billing day growth rates are then calculated based on the per billing day amounts. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all functional specializations and segments.
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. The foreign currency impact is calculated by retranslating current period international revenues, using foreign currency exchange rates from the prior year’s comparable period.
The term “As Adjusted” means that the impact of different billing days and constant currency fluctuations are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein, on Pages 10-12.

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Finance and accounting
As Reported	-17.5	-13.6	-9.2	-9.5	-12.3	-10.8
Billing Days Impact	0.7	-0.3	-1.5	-0.8	1.3	0.4
Currency Impact	-0.2	0.4	0.2	0.5	1.0	-0.4
As Adjusted	-17.0	-13.5	-10.5	-9.8	-10.0	-10.8

Administrative and customer support
As Reported	-8.9	-9.8	-9.2	-8.8	-17.2	-13.0
Billing Days Impact	0.8	-0.3	-1.5	-0.8	1.3	0.4
Currency Impact	-0.2	0.3	-0.1	0.2	0.7	-0.7
As Adjusted	-8.3	-9.8	-10.8	-9.4	-15.2	-13.3

Technology
As Reported	-18.6	-13.1	-6.1	-3.5	-3.4	0.3
Billing Days Impact	0.7	-0.3	-1.5	-0.7	1.4	0.5
Currency Impact	0.1	0.3	0.0	0.1	0.7	-0.4
As Adjusted	-17.8	-13.1	-7.6	-4.1	-1.3	0.4

Elimination of intersegment revenues
As Reported	-10.3	1.4	21.6	18.9	4.5	2.9
Billing Days Impact	0.7	-0.3	-1.9	-1.0	1.6	0.5
Currency Impact	-0.3	0.2	-0.3	-0.1	0.7	-0.9
As Adjusted	-9.9	1.3	19.4	17.8	6.8	2.5

Total contract talent solutions
As Reported	-16.7	-14.5	-11.9	-11.5	-14.0	-11.1
Billing Days Impact	0.6	-0.3	-1.4	-0.7	1.3	0.4
Currency Impact	-0.1	0.4	0.1	0.4	0.9	-0.4
As Adjusted	-16.2	-14.4	-13.2	-11.8	-11.8	-11.1

Permanent placement talent solutions
As Reported	-20.4	-12.2	-11.9	-11.1	-10.2	-12.5
Billing Days Impact	0.7	-0.3	-1.4	-0.7	1.3	0.5
Currency Impact	-0.1	0.5	0.1	0.4	1.1	-0.6
As Adjusted	-19.8	-12.0	-13.2	-11.4	-7.8	-12.6

Total talent solutions
As Reported	-17.2	-14.2	-11.9	-11.4	-13.5	-11.3
Billing Days Impact	0.6	-0.2	-1.4	-0.7	1.2	0.4
Currency Impact	-0.1	0.4	0.1	0.4	1.0	-0.4
As Adjusted	-16.7	-14.0	-13.2	-11.7	-11.3	-11.3

Protiviti
As Reported	-6.1	-0.9	6.4	5.3	2.7	1.8
Billing Days Impact	0.7	-0.3	-1.7	-0.8	1.5	0.4
Currency Impact	0.0	0.3	-0.2	0.0	0.5	-0.7
As Adjusted	-5.4	-0.9	4.5	4.5	4.7	1.5

Total
As Reported	-14.0	-10.2	-6.3	-6.1	-8.4	-7.0
Billing Days Impact	0.7	-0.3	-1.4	-0.8	1.4	0.4
Currency Impact	-0.1	0.4	0.0	0.3	0.8	-0.5
As Adjusted	-13.4	-10.1	-7.7	-6.6	-6.2	-7.1

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Contract talent solutions
As Reported	-19.1	-15.7	-12.4	-10.3	-11.8	-10.7
Billing Days Impact	0.5	-0.1	-1.3	-0.9	1.1	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-18.6	-15.8	-13.7	-11.2	-10.7	-10.7

Permanent placement talent solutions
As Reported	-19.3	-11.5	-9.0	-9.6	-8.5	-13.2
Billing Days Impact	0.6	-0.2	-1.4	-0.8	1.2	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-18.7	-11.7	-10.4	-10.4	-7.3	-13.2

Total talent solutions
As Reported	-19.1	-15.2	-12.0	-10.2	-11.4	-11.0
Billing Days Impact	0.5	-0.1	-1.3	-0.9	1.1	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-18.6	-15.3	-13.3	-11.1	-10.3	-11.0

Protiviti
As Reported	-4.8	3.3	9.3	6.6	2.3	-0.7
Billing Days Impact	0.6	-0.2	-1.7	-1.0	1.3	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-4.2	3.1	7.6	5.6	3.6	-0.7

Total
As Reported	-14.9	-9.6	-5.2	-4.7	-6.9	-7.4
Billing Days Impact	0.6	-0.1	-1.5	-1.0	1.2	0.0
Currency Impact	―	―	―	―	―	―
As Adjusted	-14.3	-9.7	-6.7	-5.7	-5.7	-7.4

ROBERT HALF INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Contract talent solutions
As Reported	-8.4	-10.0	-10.6	-15.2	-20.7	-12.5
Billing Days Impact	1.5	-1.1	-1.6	-0.4	0.6	1.4
Currency Impact	-0.6	1.7	0.5	1.7	3.9	-1.8
As Adjusted	-7.5	-9.4	-11.7	-13.9	-16.2	-12.9

Permanent placement talent solutions
As Reported	-23.2	-13.8	-18.6	-14.7	-14.5	-10.6
Billing Days Impact	1.3	-1.0	-1.6	-0.4	0.6	1.4
Currency Impact	-0.2	1.8	0.4	1.4	3.8	-2.0
As Adjusted	-22.1	-13.0	-19.8	-13.7	-10.1	-11.2

Total talent solutions
As Reported	-10.8	-10.7	-11.9	-15.1	-19.8	-12.2
Billing Days Impact	1.4	-1.0	-1.6	-0.5	0.6	1.4
Currency Impact	-0.5	1.7	0.5	1.7	3.9	-1.8
As Adjusted	-9.9	-10.0	-13.0	-13.9	-15.3	-12.6

Protiviti
As Reported	-11.3	-16.2	-5.6	0.2	4.4	13.1
Billing Days Impact	1.4	-1.0	-1.7	-0.4	0.7	1.7
Currency Impact	-0.2	1.3	-0.8	-0.2	2.8	-4.1
As Adjusted	-10.1	-15.9	-8.1	-0.4	7.9	10.7

Total
As Reported	-10.9	-12.2	-10.2	-10.9	-13.6	-5.3
Billing Days Impact	1.3	-1.0	-1.6	-0.5	0.6	1.5
Currency Impact	-0.4	1.6	0.1	1.2	3.6	-2.5
As Adjusted	-10.0	-11.6	-11.7	-10.2	-9.4	-6.3